SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 3, 2003

                Date of Report (Date of earliest event reported)

                                    IMP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      0-15858                     94-2722142
---------------------------         ----------             ---------------------
State or other jurisdiction         Commission                  IRS Employer
Of incorporation                    File Number            Identification Number

2830 North First Street, San Jose, CA                                   95134
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code: (408) 432-9100

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      On June 26, 2003, IMP, Inc., a Delaware corporation (the "Company") was notified by its independent certified public accountants, BDO Seidman, LLP that effective June 26, 2003, BDO Seidman, LLP has resigned as the Company's independent certified public accountants.

      The report of BDO Seidman, LLP, dated July 12, 2002, on the Company's financial statements for the fiscal year ended March 31, 2002, contained an explanatory paragraph that stated that "the Company continues to experience severe liquidity problems and absorb cash in its operating activities and, as of March 31, 2002, the Company has a working capital deficiency, is in default under the terms of certain financing agreements, is delinquent in the payment of its federal employment taxes, and has limited financial resources available to meet its immediate cash requirements. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as set forth in the immediately preceding sentence, the report of BDO Seidman, LLP on the Company's financial statements for the fiscal year ended March 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's financial statements for the fiscal year ended March 31, 2001 were audited by KPMG LLP and the information required to be reported in connection with the dismissal of KPMG LLP was included in a Current Report on Form 8-K filed on June 19, 2002 (as amended on July 5, 2002).

      During the Company's most recent fiscal year and the subsequent period through June 26, 2003, there were no disagreements with BDO Seidman, LLP on any matter of accounting procedures, or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      BDO Seidman, LLP advised the Company and its Audit Committee by letter dated July 12, 2002, of certain matters that it considered to be material weaknesses in the Company's internal control and its operation, including inadequate cut-off procedures over sales and shipping; inadequate control procedures over the receipt and application of payments received from customers; lack of timely analysis and reconciliation of sub-ledger accounts to the general ledger; and lack of readily available documentation to support all Company transactions. The Company has authorized BDO Seidman, LLP to discuss the subject matter of each material weakness identified with any successor auditor subsequently engaged as the principal accountant to audit the Company's financial statements.

            In accordance with the rules of the Securities and Exchange Commission, the Company has requested BDO Seidman, LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed in an amendment to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired: N/A

(b) Pro forma financial information: N/A

(c) Exhibits. To be filed in an amendment to this Form 8-K.

Exhibit Number     Description of Exhibit
--------------     ----------------------

16.1               Letter of BDO Seidman, LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2003

                                             IMP INC.

                                             By /s/ Subbarao Pinamaneni
                                                ------------------------
                                                Subbarao Pinamaneni, CEO